                           STUART HALL COMPANY, INC.
                           -------------------------


                       CONSOLIDATED FINANCIAL STATEMENTS
                       ---------------------------------

            TOGETHER WITH REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
            ------------------------------------------------------

                     AS OF DECEMBER 31, 1997, 1996 AND 1995
                     --------------------------------------

              ARTHUR ANDERSEN LLP [ARTHUR ANDERSEN COMPANY LOGO]





                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



Stuart Hall Company, Inc.:

We have audited the accompanying consolidated balance sheets of Stuart Hall Company, Inc. (a Missouri corporation and wholly owned subsidiary of Newell Co.) as of December 31,1997, 1996 and 1995, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31,1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Stuart Hall Company, Inc. as of December 31,1997,1996 and 1995, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
May 22, l998.

                           STUART HALL COMPANY, INC.
                           -------------------------


                          CONSOLIDATED BALANCE SHEETS
                          ---------------------------

                                (In thousands)
                                --------------

                    AS OF DECEMBER 31, 1997, 1996 AND 1995
                    --------------------------------------


                                                                        LIABILITIES AND
                ASSETS               1997       1996    1995         STOCKHOLDER'S EQUITY                   1997    1996     1995
                ------               ----       ----    ----         --------------------                   ----    ----     ----

CURRENT ASSETS:                                                  CURRENT LIABILITIES:
  Cash                                 $1         $1       $1      Accounts payable                      $2,124   $2,111   $2,217
  Accounts receivable, net          8,775      7,855    8,417      Accrued compensation                     754      919    1,401
  Receivable from parent               37          -        -      Other accrued liabilities              3,213    2,676    3,636
  Inventories, net                 20,056     18,179   29,352      Taxes payable to parent                3,095    4,046    5,131
  Deferred income taxes             3,980      3,340    3,348      Other payable to parent                    -    1,649   18,822
  Prepaid expenses and other        2,018      2,095    1,146      Current portion of long-term debt        986      986      986
                                   ------     ------   ------      Current portion of capitalized lease
Total current assets               34,867     31,470   42,264        obligation                             914      848      787
                                                                                                          ------   ------   ------
                                                                       TOTAL CURRENT LIABILITIES         11,086   13,235   32,980

                                                                 LONG-TERM DEBT                           2,875    3,861    4,847

                                                                 CAPITALIZED LEASE OBLIGATION             9,303   10,217   11,065

OTHER ASSETS                           45         52        61   DEFERRED INCOME TAXES                    2,440    2,143    1,688

                                                                 STOCKHOLDER'S EQUITY:
                                                                   Common Stock-1,000 authorized
PROPERTY, PLANT AND EQUIPMENT, NET 24,310     26,152    29,363      and outstanding shares at $.01 par value  1        1        1
                                                                   Additional paid in capital            75,576   75,576   75,576
                                                                   Retained earnings                      7,246    3,358   (2,157)
                                                                   Cumulative translation adjustment        (18)      (3)      (3)
                                                                                                        -------   ------   ------
TRADE NAMES AND GOODWILL, NET      49,287     50,714    52,309
                                                                     Total stockholder's equity          82,805   78,932   73,417
                                                                                                        -------   ------  -------

                                                                     Total liabilities and stockholder's
   Total assets                  $108,509   $108,388   $123,997        equity                          $108,509 $108,388 $123,997



     The accompanying notes are an integral part of these balance sheets.

                           STUART HALL COMPANY, INC.
                           -------------------------


                       CONSOLIDATED STATEMENTS OF INCOME
                       --------------------------------

                                (In thousands)
                                --------------

             FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
             ----------------------------------------------------


                                                                         1997            1996         1995
                                                                        -------         -------     -------
     NET SALES                                                          $87,183         $85,653     $98,222

     COST OF PRODUCTS SOLD                                               65,732          60,029      68,386
                                                                        -------         -------     -------

        Gross income                                                     21,451          25,624      29,836

     SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                        11,922          12,550      12,686
                                                                        -------         -------     -------

        Operating income                                                  9,529          13,074      17,150

     NONOPERATING EXPENSE:
        Interest expense                                                  1,252           1,330       1,503
        Other, net                                                        1,206           1,941       2,038
                                                                        -------         -------     -------

        Income before income taxes                                        7,071           9,803      13,609

     INCOME TAXES                                                         3,183           4,288       5,645
                                                                        -------         -------     -------

        Net income                                                       $3,888          $5,515      $7,964
                                                                        -------         -------     -------

       The accompanying notes are an integral part of these statements.

                           STUART HALL COMPANY, INC.
                           -------------------------


                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                -----------------------------------------------

                                (In thousands)
                                --------------

             FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
             ----------------------------------------------------


                                                                           Additional                   Cumulative
                                                               Common       Paid-In      Retained      Translation
                                                               Stock        Capital      Earnings      Adjustment      Total
                                                              ------     -----------    --------      ----------      ------
         BALANCE, December 31, 1994                             $1         $75,576      $(10,121)       $(1)          $65,455

           Net income                                            -               -         7,964          -             7,964

           Foreign currency translation                          -               -             -         (2)               (2)
                                                              ------     -----------    --------      ----------      -------

         BALANCE, December 31, 1995                              1          75,576        (2,157)        (3)           73,417

           Net income                                            -               -         5,515          -             5,515

           Foreign currency translation                          -               -             -          -                 -
                                                              ------     -----------    --------      ----------      -------

         BALANCE, December 31, 1996                              1          75,576         3,358         (3)           78,932

           Net income                                            -               -         3,888          -             3,888

           Foreign currency translation                          -               -             -        (15)              (15)
                                                              ------     -----------    --------      ----------      -------

         BALANCE, December 31, 1997                             $1         $75,576        $7,246       $(18)          $82,805


        The accompanying notes are an integral part of these statements.

                           STUART HALL COMPANY, INC.
                           -------------------------


                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                     -------------------------------------

                                (In thousands)
                                --------------

             FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
             ----------------------------------------------------


                                                                                        1997            1996            1995
                                                                                      -------        ---------       ---------
        OPERATING ACTIVITIES:
          Net income                                                                  $3,888          $5,515           $7,96?
          Adjustments to reconcile net income to net cash provided
            by operating activities -
             Depreciation and amortization                                             4,833           5,016            4,048
             Deferred income taxes                                                      (343)            463            1,216
             Loss on sale of equipment                                                    16              43              102
          Changes in current accounts -
           Accounts receivable                                                          (920)            562             (553)
           Receivable from/payable to parent, net                                     (2,637)        (18,258)          (7,973)
           Inventories                                                                (1,877)         11,173            3,806
           Prepaid expenses and other                                                     77            (949)            (285)
           Accounts payable                                                               13            (106)            (299)
           Accrued expenses and other                                                    357          (1,277)          (4,387)
                                                                                      -------        ---------       ---------
                Net cash provided by operating activities                              3,407           2,182            3,639
                                                                                      -------        ---------       ---------

        INVESTING ACTIVITIES:
           Expenditures for property, plant and equipment                             (1,693)         (1,039)          (3,748)
           Proceeds from disposals of property, plant and equipment                      120             630            1,834
                                                                                      -------        ---------       ---------
                Net cash used in investing activities                                 (1,573)           (409)          (1,914)
                                                                                      -------        ---------       ---------

        FINANCING ACTIVITIES:
           Payments of long-term debt                                                   (986)           (986)            (986)
           Settlement of capital lease obligation                                       (848)           (787)            (739)
                                                                                      -------        ---------       ---------
                Net cash used in financing activities                                 (1,834)         (l,773)          (1,725)
                                                                                      -------        ---------       ---------
                Net change in cash                                                         -               -                -

        CASH, beginning of year                                                            1               1                1
                                                                                      -------        ---------       ---------
        CASH, end of year                                                                 $1              $l               $1
                                                                                      -------        ---------       ---------

        SUPPLEMENTAL CASH FLOW DISCLOSURES:
           Cash paid during the year for -
             Income taxes                                                             $4,478          $4,908           $3,480
             Interest                                                                  1,055           1,205            1,351


       The accompanying notes are an integral part of these statements.

                           STUART HALL COMPANY, INC.
                           -------------------------

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  ------------------------------------------
                       DECEMBER 31, 1997, 1996 AND 1995
                       --------------------------------

(1) Description of the Business-
    ---------------------------

    Stuart Hall Company, Inc. ("Stuart Hall" or the "Company"), a wholly owned subsidiary of Newell Co. ("Newell"), is a leading manufacturer and personal marketer of school, office and personal communication paper products.

    In 1992, all of the outstanding common stock of Stuart Hall was acquired by Newell. The transaction was accounted for as a purchase business combination. The excess cost over identifiable assets was recorded as goodwill on the Company's books.

(2) Significant Accounting Policies-
    ------------------------------

    Principles of consolidation-
    ---------------------------

    The consolidated results of the Company include the accounts of its Canadian affiliate. All intercompany accounts between the Company and its affiliate are eliminated in consolidation

    Use of estimates-
    ----------------

    The preparation of these financial statements required the use of certain estimates by management in determining the Company's assets, liabilities, revenue and expenses and related disclosures.

    Revenue recognition-
    -------------------

    Sales of merchandise are recognized upon shipment to customers.

    Allowances for doubtful accounts-
    ---------------------------------
    Allowances for doubtful accounts totaled $149,000, $165,000 and $170,000 at December 31, 1997, 1996 and 1995, respectively.

    Inventories-
    -----------

    Inventories are stated at the lower of cost or market value. Cost of certain domestic inventories was determined by the "last in, first-out" ("LIFO") method. If the "first-in, first out" ("FIFO") inventory valuation method had been used exclusively, inventories would have increased by $3,746,000, $5,954,000 and $8,374,000 at December 31, 1997, 1996, and 1995,
    respectively.

The components of inventories at December 31, net of the LIFO reserve, were as follows:

                                      1997          1996            1995
                                  -----------   -----------     -----------
        Materials and supplies    $ 7,040,000   $ 7,065,000     $ 9,078,000
        Work in process             1,083,000       203,000         577,000
        Finished products          11,933,000    10,911,000      19,697,000
                                  -----------   -----------     -----------
                                  $20,056,000   $18,179,000     $29,352,000
                                  ===========   ===========     ===========

Inventory reserves at December 31, totaled $2,729,000 in 1997, $2,453,000 in 1996, and $3,340,000 in 1995.

Property, plant and equipment -
-----------------------------

Property, plant and equipment at December 31 consisted of the following:

                                        1997           1996          1995
                                    -----------    -----------   -----------
        Land                        $         -    $         -   $         -
        Buildings and improvements   16,721,000     16,651,000    16,541,000
        Machinery and equipment      27,189,000     28,622,000    29,875,000
        Furniture and fixtures        1,843,000      1,842,000     1,144,000
        Construction in process       1,369,000        250,000       862,000
        Accumulated depreciation    (22,812,000)   (21,213,000)  (19,059,000)
                                    -----------    -----------   -----------
                                    $24,310,000    $26,152,000   $29,363,000
                                    ===========    ===========   ===========


Replacements and improvements are capitalized. Expenditures for maintenance and repairs are charged to expense. The components of depreciation are provided by annual charges to income calculated to amortize on the straight-line basis, the cost of the depreciable assets over their depreciable lives. Estimated useful lives determined by the Company are as follows:

        Buildings and improvements      20-40 years
        Machinery and equipment         5-12 years

Trade names and goodwill -
------------------------

The cost of trade names and goodwill are amortized over 40 years on a straight-line basis. Total accumulated amortization of trade names and goodwill was $7,755,000, $6,330,000 and $4,900,000 at December 31, 1997, 1996 and 1995,
respectively.

The Company periodically evaluates whether events and circumstances have occurred that indicate the remaining estimated useful life of goodwill may warrant revision or that the remaining balance of goodwill may not be recoverable. If factors indicate that goodwill should be evaluated for possible impairment, the Company would use an estimate of the undiscounted net cash flow over the remaining life of the goodwill in measuring whether the goodwill is recoverable.

Accrued liabilities-
-------------------

Other accrued liabilities at December 31 included the following:

                                        1997         1996         1995
                                     ----------    ----------   ----------
        Customer accruals            $1,273,000   $  857,000    $  766,000
        Workers compensation accrual    577,000      377,000       636,000
        Other accruals1               1,363,000    1,442,000     2,234,000
                                     ----------   -----------   ----------
                                     $3,213,000   $2,676,000    $3,636,000
                                     ==========   ===========   ==========

Customer accruals are promotional allowances and rebates given to customers in exchange for their selling efforts. Workers' compensation is estimated based upon historical claim experience.

Foreign currency translation-
----------------------------

The balance sheet accounts of the Company's Canadian affiliate are maintained in Canadian dollars. These accounts are translated into U.S. dollars at the rates of exchange in effect at fiscal year-end. Income and expense accounts are translated at the average rates of exchange in effect during the year. The related translation adjustment is made directly to a separate component of stockholder's equity.

Accounting principles adopted-
-----------------------------

ln 1995, the Financial Accounting Standards Board ("FASB") issued SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." The adoption of this statement in 1996 was not material to the consolidated financial statements.

(3) Long-Term Debt -
    --------------
    The Company has a series of privately placed notes with CIT Group/Equipment Financing Inc. The notes bear interest at various fixed amounts and mature at various dates through 2001. Following is a summary of debt outstanding at December 31, 1997, 1996 and 1995:



                                                         1997         1996          1995
                                                       ----------   ----------   ----------
    9.77% note, issued December 28, 1990, maturing
      December 28, 2000                                  $251,000     $335,000      $418,000
    9.61 % note, issued February 4, 1991, maturing
      February 4, 2001                                  1,993,000    2,491,000     2,989,000
    9.80% note, issued March 28, 1991, maturing
      March 28, 2001                                      827,000    1,033,000     1,240,000
    9.67% note, issued May 29, 1991, maturing
      May 29, 2001                                        620,000      775,000       930,000
    10.85% note, issued July 24, 1991, maturing
      July 24, 2001                                       116,000      145,000       174,000
    8.95% note, issued December 27, 1991, maturing
      December 27, 2001                                    54,000       68,000        82,000
                                                       ----------   ----------    ----------
                                                        3,861,000    4,847,000     5,833,001

        Less - Current portion                            986,000      986,000       986,000
                                                       ----------   ----------    ----------
                                                       $2,875,000   $3,861,000    $4,847,000
                                                       ==========   ==========    ==========


    The notes are subject to various financial and nonfinancial covenants with which the Company is in compliance at December 31, 1997.

    The aggregate maturities of long-term debt outstanding at December 31, 1997, are as follows:

                                  Minimum
                    Year          Payments
                -------------   -----------
                1998              $986,000
                1999               986,000
                2000               986,000
                2001               903,000
                2002                   -
                Thereafter             -
                                 ----------
                                $3,861,00
                                 ==========

(4) Leases-
    ------

    The Company leases certain facilities under long-term capitalizable leases which are included in property, plant and equipment as buildings.

                                        1997          1996           1995
                                     -----------   -----------   -----------

    Buildings                        $13,720,000   $13,720,000   $13,720,000
    Less- Accumulated amortization     4,330,000     3,418,000     2,507,000
                                     -----------   -----------   -----------
        Total                        $ 9,390,000   $10,302,000   $11,213,000
                                     ===========   ===========   ===========

    Future minimum lease payments for assets under capital leases at December 31 are as follows:

           1998                                        $1,649,000
           1999                                         1,649,000
           2000                                         1,649,000
           2001                                         1,649,000
           2002                                         1,649,000
           Thereafter                                   5,615,000
                                                      -----------
                                                      $13,860,000
                                                      ===========


        Total minimum lease payments                  $13,860,000
        Less- Amount representing interest              3,643,000
                                                      -----------
        Present value of minimum lease payment         10,217,000
        Less- Current maturities                          914,000
                                                      -----------
        Long-term obligation                           $9,303,000
                                                      ===========

    At December 31, the Company has minimum rental payments through the year 2003 under noncancellable operating leases as follows:

                                                Minimum
                                     Year       Payments
                                -------------  ----------
                                1998            $228,000
                                1999             195,000
                                2000             156,000
                                2001             122,000
                                2002             122,000
                                Thereafter        31,000
                                                ---------
                                                $854,000
                                                =========

    Total rental expense for all operating leases was approximately $543,000, 512,000 and $567,000 in 1997, 1996 and 1995.

(5) Retirement Plans-
    ----------------

    Salaried and hourly employees that meet certain requirements are eligible to participate in the Newell Pension Plan for Salaried and Clerical Employees. The pension plan is administered by Newell. Factory hourly employees that meet certain requirements are eligible to participate in the Paper Industry Union Management Pension Fund, a multi-employer plan. The plan is administered by a joint Board of Trustees consisting of four Union representatives and four employer representatives from participating companies. Newell pays the Company's portion of the plans' costs and funding requirements. The Company reimburses Newell for these costs. Total expense under these plans was $291,000, $188,000 and $245,000 for 1997, 1996, and
    1995.

    The employees of the Company are also eligible to participate in the Newell Co. Long-Term Savings and Investment Plan. The Company matches a portion of the employees contribution. Profit sharing expense was $89,000, $87,000 and $87,000 for 1997, 1996 and 1995.


(6) Income Taxes-
    ------------

    The Company accounts for income taxes as prescribed by SFAS No. 109, "Accounting for Income Taxes." For U.S. income tax purposes, the Company's income is included in Newell Co.'s consolidated Federal income tax return. As a result, the Company records Federal taxes as an intercompany transaction with Newell.

    The provision for income taxes for the years ended December 31 consists of the following (computed on the basis of the Company as a standalone entity for U.S. Federal income tax purposes):

                                    1997           1996            1995
                                 ----------     ----------       ----------

        Current-
         Federal                 $3,264,000     $3,540,000       $4,037,000
         State                      262,000        285,000          392,000
                                 ----------     ----------       ----------
                                  3,526,000      3,825,000        4,429,000
        Deferred                   (343,000)       463,000        1,216,000
                                 ----------     ----------       ----------
               Total             $3,183,000     $4,288,000       $5,645,000
                                 ==========     ==========       ==========

The components of the net deferred tax assets at December 31 are as follows:

                                                                  1997            1996            1995
                                                               ---------       ---------       ----------
Deferred tax assets -
 AccruaLs, not currently deductible for tax
  purposes                                                   $  539,000      $  556,000     $  509,000
 Inventory reserves                                             787,000         409,000      1,390,000
 Repair parts and supplies                                    1,046,000         955,000        837,000
 Other                                                        1,585,000       1,362,000        736,000
                                                             -----------      ----------    ----------
                                                              3,957,000       3,282,000      3,472,000
Deferred tax liabilities -
  Accelerated depreciation                                    2,417,000       2,085,000      1,812,000
                                                             ----------      ----------     ----------
                                                              2,417,000       2,085,000      1,812,000
                                                             ----------      ----------     ----------
        Net deferred tax asset (liability)                   $1,540,000      $1,197,000     $1,660,000
                                                             ==========      ==========     ==========


The net deferred tax asset is classified in the consolidated balance sheets at December 31 as follows




                                                                  1997          1996            1995
                                                             ------------     ----------      ----------

Current net transferred income tax asset                       $3,980,000     $3,340,000      $3,348,000
Noncurrent deferred income tax liability                       (2,440,000)    (2,143,000)     (1,688,000)
                                                               ----------     ----------      ----------
                                                               $1,540,000     $1,197,000      $1,660,000
                                                               ==========      ==========     ==========

A reconciliation of the U.S. statutory tax provision to the effective income tax provision for the years ended December 31 is as follows:


                                                                            l997           1996            1995
                                                                        ----------      ----------      ----------

        Statutory Federal income tax                                    $2,404,000       $3,333,000      $4,627,000
        Add (deduct) effect of -
         State income taxes, net of federal income
           tax effect                                                      282,000          372,000         499,000
         Nondeductible trade goodwill                                      532,000          533,000         545,000
        Other                                                              (35,000)          50,000         (26,000)
                                                                        ----------       ----------     -----------
               Effective rate                                           $3,183,000       $4,288,000      $5,645,000
                                                                        ==========       ==========     ===========

(7) Other Nonoperating Expense -
    --------------------------

    Total other nonoperating expense consists of the following expense(income) items for the years ended December 31:


                                                                                      1997            1996           1995
                                                                                   -----------     -----------    ----------

        Trade names and goodwill amortization                                     $1,427,000        $1,430,0OO     $1,460,000
        Management bonuses                                                           426,000           702,000        539,000
        Intercompany profit                                                         (153,000)          (37,000)       (64,000)
        Loss on sale of machinery                                                     16,000            43,000        102,000
        Insurance proceeds                                                          (550,000)                -              -
        Other                                                                         (1,000)         (197,000)         1,000
                                                                                  ----------         ----------    ----------
                                                                                  $1,206,000        $1,941,000     $2,038,000
                                                                                  ==========        ===========    ==========

(8) Significant Customer-
    --------------------
Sales to one customer accounted or 31.3%, 32.3% and 38.3% of net sales in l997, 1996 and 1995. At December 31, 1997, 1996 and 1995, receivables from this customer accounted for 25.1%, 14.7% and 24.3% of the Company's net trade accounts receivable, respectively.

(9) Transactions with Newell Co.-
    ---------------------------

Newell Co. provides centralized services to the Company including treasury management, cash management, receivables processing, payables processing, computer information services and payroll processing. Newell Co. allocated $500,000 for these services to the Company annually. The management of Newell Co. believes the allocations are reasonable, but they are not necessarily indicative of the costs that would have been incurred had Stuart Hall been a standalone company.